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                   REGISTRATION RIGHTS AGREEMENT
                   -----------------------------

      REGISTRATION RIGHTS AGREEMENT dated as of June 12, 1997, among CONNING CORPORATION, a Missouri corporation (the "Company"), GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri life insurance corporation ("General American"), and GENERAL AMERICAN HOLDING COMPANY, a Missouri corporation and a wholly owned subsidiary of General American ("Holding Company").

                             RECITALS

      1. General American is the beneficial owner and Holding Company is the record owner of 6,710,000 shares of Common Stock of the Company and on the Closing Date (as defined below), General American will beneficially own more than 60% of the outstanding Common Stock as of such date.

      2. General American, through Holding Company, may desire, in the future, to sell to the public some or all of such shares of Common Stock.

      3. The Company, General American and Holding Company therefore deem it to be in their respective best interests to set forth the rights of General American and Holding Company and certain other holders of such shares of Common Stock of the Company in connection with public offerings and sales of such shares.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, and intending to be legally bound hereby, the Company, General American and Holding Company hereby agree as follows:

      1.    Definitions.   For purposes of this Agreement:
            -----------

            (a) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company and any other securities into which or for which such common stock has been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets, or otherwise.

            (b) "Closing Date" shall mean the date on which the initial public offering of the Company's Common Stock closes.

            (c) "Effective Date" shall mean the date on which the SEC declares the Company's Registration Statement on Form S-1 relating to the initial public offering of shares of the Common Stock effective.

            (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            (e) "Form S-3" means such form of registration statement under the Securities Act on the date hereof or any registration form under the Securities Act



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      subsequently adopted by the SEC that permits the inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            (f) "Holder" means General American or Holding Company, so long as it holds any Registrable Securities, and any direct or indirect subsidiary of General American or Holding Company, any direct or indirect parent corporation of General American or Holding Company, or any direct or indirect subsidiary of any such parent corporation owning Registrable Securities who is a permitted assignee of rights under Section 12 of this Agreement.

            (g) The terms "register," "registered," and "registration," refer to a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

            (h) "Registrable Securities" shall mean the 6,710,000 shares of Common Stock beneficially owned by General American prior to the Closing Date or owned by any subsequent Holder or Holders, and, in each case, all shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of such shares of Common Stock. The term "Registrable Securities" excludes, however, any security (i) the sale of which had been effectively registered under the Securities
      Act and which had been disposed of in accordance with a Registration Statement, (ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof (including, without limitation, transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act, (iii) that have been sold by a Holder in a transaction in which such Holder's rights under this Agreement are not, or cannot be, assigned, or (iv) for which the registration rights provided under this Agreement have expired pursuant to Section 16 of this Agreement.

            (i) "Registration Expenses" shall mean (i) registration, qualification and filing fees; (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any Registrable Securities being registered); (iii) printing expenses; (iv) internal expenses (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties); (v) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of comfort letters customarily requested by underwriters); (vi) fees and expenses of listing any Registrable Securities on any securities exchange on which the Common Stock is then listed; and (vii) fees and disbursements of underwriters customarily paid by issuers or


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      sellers of securities, but excluding any underwriting fees, discounts or commissions attributable to the sale of any Registrable Securities and any fees and expenses of underwriters' counsel (other than as provided in clause (ii) above).

            (j) "Registration Statement" shall mean any registration statement or similar document that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registrable Statement, including post-effective amendments, all exhibits to such Registration Statement, and all material incorporated by reference in such Registration Statement.

            (k) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto.

            (l) "Rule 144A" shall mean Rule 144A promulgated under the Securities Act or any successor rule thereto.

            (m)   "SEC" shall mean the Securities and Exchange Commission.

            (n) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      2.    Demand Registration.
            -------------------

            (a) If the Company shall receive at any time on or after the first anniversary of the Effective Date, a written request, in the manner provided in Section 19, from the Holders of Registrable Securities representing at least ten percent (10%) of the Common Stock then outstanding that the Company file a registration statement under the Securities Act covering the registration of any or all of such Holders' Registrable Securities, then the Company shall (i) within 10 days of the receipt thereof, give written notice, in the manner provided in Section 19, of such request to all Holders of outstanding Registrable Securities known to the Company, and (ii) subject to the limitations contained in this Section 2, use its reasonable best efforts to effect, as soon as practicable and in any event within 120 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities for which the Company receives a request from the Holders thereof in the manner provided in Section 19, within 20 days of the mailing of such notice by the Company. The Company, however, shall not be required to effect a registration pursuant to this Section 2 unless the aggregate number of shares requested to be registered represents at least ten percent (10%) of the Common Stock then outstanding.

            (b) If the Holder(s) initiating the registration request hereunder (collectively, the "Initiating Holder") intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2(a) and the Company shall include such information in the written notice to the Holders referred to in
      Section 2(a).  In such event,


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      the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell securities through such underwriting (together with the Company as provided in Section 5(g) of this Agreement and any other holder of shares of Common Stock permitted to participate in such registration pursuant to this Section 2(b)) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder (provided the same are underwriters of recognized national standing reasonably acceptable to the Company), upon the terms and conditions agreed upon between the Company and such underwriter(s). Notwithstanding any other provisions of this Section 2, if the underwriter(s) advise the Initiating Holder in writing that marketing or other factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall so advise Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable
      Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holder, in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested be included in such registration. If the number of Registrable Securities to be underwritten has not been so limited, the Company may include shares of Common Stock for its own account (or for the account of other shareholders) in such registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional shares will not adversely affect the offering of the Registrable Securities included in such registration.

            (c) The Company shall not be obligated to effect a total of more than two registrations pursuant to this Section 2, Section 4 and
      Section 3 (provided, with respect to registrations under Section 3, that the Holder was able to dispose of at least 80% of the Registrable Securities it requested be registered) and shall not be obligated to effect more than one registration in any twelve-month period pursuant to this Section 2 or Section 4.

            (d) A registration effected pursuant to this Section 2, if effected by the Company on Form S-3, shall be counted as a Form S-3 registration effected pursuant to Section 4.

      3.    Incidental Registration.
            -----------------------

            (a) After the Effective Date, if (but without any obligation to do so) the Company proposes to register (excluding a registration effected by the Company for shareholders other than the Holders, except in the case of a firm commitment underwriting) any shares of Common Stock under the Securities Act in connection with the public offering of such shares solely for cash on any form of Registration Statement in which the inclusion of Registrable Securities is appropriate (other than a registration (i)


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
      relating solely to the sale of securities to participants in a Company stock plan, (ii) pursuant to a Registration Statement on Form S-4 or Form S-8 (or any successor forms) or any form that does not include substantially the same information, other than information relating to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of Registrable Securities, (iii) in connection with any dividend reinvestment or similar plan, or (iv) for the sole purpose of offering securities to another entity or its securityholders in connection with the acquisition of assets or securities of such entity or any similar transaction), the Company shall promptly give each Holder written notice of such registration in the manner provided in Section 19 at least 20 days before the anticipated filing date of any such Registration Statement. Upon the written request of any Holder given in the manner provided in Section 19 within 10 days after the mailing of such notice by the Company, the Company shall, subject to the provisions of Section 8 hereof, cause to be registered under the Securities Act all of the Registrable Securities that such Holder has so requested to be registered. The Company shall not be required to proceed with, or maintain the effectiveness of, any registration of its securities after giving the notice herein provided, and the right of any Holder to have Registrable Securities included in such Registration Statement shall be conditioned upon participation in any underwriting to the extent provided herein. The Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof enter into an underwriting agreement in customary form, and upon terms and conditions agreed upon between the Company and the underwriter(s) (except as to monetary obligations of the Holders not contemplated by Section 7 of this Agreement), with the underwriter(s) selected by the Company. In the event that the underwriter(s) shall advise the Company that marketing or other factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. The underwriter(s) may exclude some or all of the Registrable Securities from such underwriting and the number of Registrable Securities, if any, that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested be included in such registration. Nothing in this Section 3 is intended to diminish the number of securities to be included by the Company in such underwriting. The Company and the underwriter(s) selected by the Company shall make all determinations with respect to the timing, pricing, and other matters related to the offering.

            (b) A registration effected pursuant to this Section 3 shall be counted as a Form S-3 registration under Section 4 if the Holder was able to dispose of at least 80% of the Registrable Securities it requested be registered.

      4.    Form S-3 Registration.
            ---------------------

            (a) In case, after the first anniversary of the Effective Date, the Company shall receive from any Holder(s) of Registrable Securities representing at least ten percent (10%) of the Common Stock then outstanding a written request or requests


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
      that the Company effect a registration on Form S-3 and any related qualifications or compliance with respect to any or all such Registrable Securities owned by such Holder(s), the Company shall (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities in the manner provided in Section 19, and (ii) as soon as practicable, and, subject to the further provisions of this Section 4, in any event within 90 days of the initial request, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of the Registrable Securities specified in such request, together with all of the Registrable Securities of any other Holder or Holders as are specified in a request given in the manner provided in Section 19 within 15 days after mailing of such notice by the Company.

            (b) The Company shall not be obligated to effect any registration, qualification or compliance pursuant to this Section 4 if (i) Form S-3 is not available for such offering by the requesting Holder(s) or (ii) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities, if any, at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $5,000,000.

            (c) The Company shall not be obligated to effect more than a total of two registrations pursuant to this Section 4 and shall not be obligated to effect more than one registration in any twelve-month period pursuant to this Section 4, Section 2 and Section 3 (provided, with respect to registrations under Section 3, that the Holder was able to dispose of at least 80% of the Registrable Securities it requested be registered).

            (d) A registration effected pursuant to this Section 4 shall be counted as a demand registration effected pursuant to Section 2.

      5.    Registration Procedure.   Whenever required under this
            ----------------------
Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonable practicable:

            (a) Prepare and file with the SEC a new Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and keep such Registration Statement effective for up to 90 days or such shorter period as shall be required to sell all of the Registrable Securities covered by such Registration Statement (except as provided in Section 3); provided, however, that if such Registration Statement is on Form S-3 and related to a distribution by the Holders on a delayed or continuous basis other than by means of an underwriting, the Company shall keep such Registration
      Statement effective for one year following the initial date of effectiveness thereof; provided further that no Registration
      Statement need remain in effect after all Registrable Securities covered thereby have been sold.


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

            (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

            (c) Furnish to the Holders of Registrable Securities to be registered, without charge, such number of copies of a prospectus, including a preliminary prospectus, and any amendment or supplement thereto as they may reasonably request and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

            (d) Promptly after the filing of any document that is to be incorporated by reference into a Registration Statement or prospectus, provide copies of such document to the Holders of Registrable Securities covered thereby and any underwriter.

            (e) Use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation in any such jurisdiction.

            (f) Cooperate with the Holders of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

            (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, with such terms and conditions as the Company and the underwriter(s) may agree. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (h) Notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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

            (i) Cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which shares of the Company's Common Stock are then listed. If any of such shares are not so listed, the Company shall cause such shares to be listed on such securities exchange or automated quotation system as may be reasonably requested by the Holders of a majority of the Registrable Securities being registered.

            (j) In the case of an underwritten public offering, furnish, at the request of any Holder requesting registration pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, (A) an opinion of counsel representing the Company for the purposes of such registration, and (B) a letter from independent certified public accountants of the Company, in each case to be dated such date and to be in form and substance as is customarily given by counsel or independent certified public accountants, as the case may be, to underwriters in an underwritten public offering, addressed to the underwriters.

            (k) Permit a representative of any Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holder or underwriter, to participate, at each person's own expense, in the preparation of the Registration Statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided, however, that, if requested by the Company, such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

Notwithstanding the foregoing, the Company may delay, suspend or withdraw any registration or qualification of Registrable Securities required pursuant to this Agreement for a period not exceeding 120 days if the Company shall in good faith determine that any such registration would adversely affect a public or private offering or contemplated offering of any securities of the Company or any other anticipated or contemplated material corporate event.
In addition, the Company shall not be required to register Registrable Securities within twelve months after the effective date of a Registration Statement referred to in Section 3 pursuant to which the Holders were afforded the opportunity to register Registrable Securities.

      6.    Holder's Obligation to Furnish Information.   It shall be a
            ------------------------------------------
condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Registrable Securities that the Holder of such securities furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.


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

      Each Holder agrees that, upon receipt of any notice from the Company, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Holder is advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act or
(ii) such Holder receives copies of a supplemental or amended prospectus contemplated by Section 5 hereof, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

      7.    Registration Expenses.
            ---------------------

            (a) In the case of any demand registration pursuant to Section 2 and any registration on Form S-3 pursuant to Section 4, the Company shall pay all Registration Expenses; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 or Section 4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of Registrable Securities to be registered agree to forfeit their right to one demand registration pursuant to Section 2 or Section 4, as the case may be; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2 or Section 4, as the case may be.

            (b)   In the case of any incidental registration pursuant to
      Section 3, the requesting Holders shall bear any incremental Registration Expenses, including, without limitation, incremental registration and qualification fees and expenses (including underwriter's fees, discounts and commissions), and any incremental costs and disbursements (including legal fees and expenses) that result from the inclusion of the Registrable Securities included in such registration, with such incremental expenses being borne by the requesting Holders on a pro rata basis.

      8.    Effectiveness of Registration.   A registration requested
            -----------------------------
pursuant to Section 2 or Section 4 will not be deemed to have been effected if (i) the registration statement has not been kept effective for the period required under Section 5(a) of this Agreement, (ii) the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, or (iii) the conditions to the closing of any such registration that is underwritten are not satisfied.

      9.    Delay of Registration.   No Holder shall have any right to
            ---------------------
obtain or seek an injunction restraining or otherwise delaying any registration of the Company's securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.


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

      10.   Indemnification and Contribution.   In the event any
            --------------------------------
Registrable Securities are included in a Registration Statement pursuant to this Agreement:

            (a) The Company will indemnify and hold harmless each Holder, its directors, officers and employees and each person, if any, who "controls" such Holder (within the meaning of the Securities Act) against all losses, claims, damages, or liabilities, joint or several, or actions in respect thereof to which such Holder or other person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such loss, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related preliminary prospectus, or any related prospectus or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder or other person entitled to indemnification hereunder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be so liable to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of a Holder or an underwriter specifically for use therein; and provided further that the Company will not be liable, and this indemnification agreement shall not apply, in any such case to the extent that any such loss, claim, damage, liability or action is solely attributable to the failure of such Holder (or underwriter or agent acting on its behalf) to deliver a final prospectus (or amendment or supplement thereto) that corrects a material misstatement or omission contained in the preliminary prospectus (or final prospectus). The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders, if so requested, except with respect to information furnished in writing specifically for use in any prospectus or Registration Statement by any selling Holders or any such underwriters.

            (b) With respect to written information furnished to the Company by or on behalf of a Holder specifically for use in a Registration Statement, any related preliminary prospectus, or any related prospectus or any supplement or amendment thereto, such Holder will severally indemnify and hold harmless the Company, and its directors, officers and employees and each person, if any, who "controls" the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which the Company or such other person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions


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
      in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and such Holder will reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that the same arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, such written information. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to the information so furnished in writing by such persons specifically for inclusion in any prospectus or Registration Statement. The Holder will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company, if so requested.

            (c) Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party will not relieve it from any liability that it may have to the indemnified party except to the extent it was actually damaged or suffered any loss or incurred any additional expense as a result thereof. If any such claim or action is brought against an indemnified party, and it notified the indemnifying party thereof, the indemnifying party will be entitled to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action,
      (i) the indemnifying party will not be liable to the indemnified party for any legal or other expense subsequently incurred by the indemnified party in connection with the defense thereof, (ii) the indemnifying party will not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the written consent of the indemnifying party or the indemnified party waived any rights to indemnification hereunder in writing, in which case the indemnified party may effect a settlement without such consent, and (iii) the indemnified party will be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that the Holders and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Holders against the Company may employ their own counsel if they have been advised by counsel in writing that, in the reasonable judgment of such counsel, it is advisable for such Holders and their controlling persons to be represented by separate counsel due to the presence of conflicts of interest, and in that event the fees and expenses of such separate counsel will also be paid by the Company; provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for all such indemnified parties. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement reasonably acceptable to such indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified party to indemnification or contribution as provided in this Agreement.

            (d) If for any reason the indemnification provided for in Sections 10(a) or (b) is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations under this Section 10 shall survive the completion of any offering of Registrable Securities in a Registration Statement pursuant to this Agreement, and otherwise.

      11.   Reports Under Exchange Act.   With a view to making available
            --------------------------
to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to registration on Form S-3, the Company agrees to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the Effective Date;

            (b) Take such action, including the voluntary registration of its Common Stock under Section 4 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration

      Statement filed by the Company for the offering of its securities to the general public is declared effective;

            (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the Effective Date), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

      12.   Assignment of Registration Rights.
            ---------------------------------

            (a) The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by General American or Holding Company to a direct or indirect subsidiary of General American or Holding Company or any direct or indirect parent of General American or Holding Company or any other direct or indirect subsidiary of any such parent entity (each, a "Permitted Assign"); provided, however, that (i) the Company is, promptly upon such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) the transfer of such securities may be effected in accordance with all applicable securities law, (iii) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act, and (iv) the transferee executes and agrees to be bound by this Agreement, an executed counterpart of which shall be furnished to the Company.

            (b) Except in connection with a transfer permitted under Section 12(a) above, in no event may the rights of Holders hereunder be transferred or assigned, it being intended that the rights of General American and Holding Company under this Agreement may be exercised only by General American or Holding Company or a Permitted Assign, subject to the provisions and restrictions of Section 12(a) above.

      13.   Limitations on Subsequent Registration Rights.  From and
            ---------------------------------------------
after the date of this Agreement, except as otherwise contemplated by the Series A Purchase Notice dated May 12, 1997 and the Series B Call Notice dated March 23, 1997, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable

Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (i) include such securities in any registration filed under Section 2, 3 or 4 hereof, or (ii) require the Company to effect a registration, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities included in such registration and such agreement includes the equivalent of Section 15 as a term.

      14.   Amendment of Registration Rights.  Any provision of this
            --------------------------------
Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities, each future Holder of such securities and the Company.

      15.   "Market Stand-Off" Agreement.  Any Holder, if requested by
            ----------------------------
the Company or an underwriter of an underwritten public offering, agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Common Stock held by such Holder (other than Registrable Securities included in the registration) without the prior written consent of the Company or such underwriter(s), as the case may be, during a period of up to seven days prior to and 180 days following the effective date of any underwritten registration of the Company's securities effected pursuant to Section 2, 3 or 4 hereof. Such agreement shall be in writing in form satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.

      16.   Termination of Registration Rights.  If the number of shares
            ----------------------------------
of Registrable Securities owned by a Holder represents less than one percent (1%) of the total number of shares of Common Stock then outstanding, then such Holder's registration rights under this Agreement relating to such Registrable Securities shall terminate on the date such Holder is able to dispose of all of its shares of Registrable Securities in any 90-day period pursuant of Rule 144. All registration rights (except for rights previously exercised in connection with an underwritten public offering pursuant to
Section 3) of a Holder under this Agreement shall terminate on the date on which all of such Holder's shares of Registrable Securities can be sold pursuant to Rule 144(k).

      17.   Effective Date of Agreement.  This Agreement shall become
            ---------------------------
effective June 12, 1997.

      18.   Information Confidential.  No Holder may use any confidential
            ------------------------
information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose, or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its attorneys), except to the extent reasonably related to the exercise of rights under this Agreement, unless such information has been made available to the public generally (other than by such recipient in violation of this Section 18) or such recipient is required to disclose such information by a governmental body or regulatory agency or by law in connection with a transaction that is not otherwise prohibited hereby.

      19.   Notices.  All notices and other communications provided for or
            -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, or air-courier guaranteeing overnight delivery:

            (a) If to a Holder of Registrable Securities, initially one copy each to the Chief Executive Officer and General Counsel at 700 Market Street, St. Louis, Missouri 63101, Attention: Matthew P. McCauley (facsimile: (314) 444-0510), and thereafter at such other address as may be designated from time to time by notice given in the manner provided in this Section 19.

            (b) If to the Company, initially at 700 Market Street, St. Louis, Missouri 63101, Attention: Fred M. Schpero (facsimile: (314) 444-0676), and thereafter at such other address as may be designated from time to time by notice given in the manner provided in this
      Section 19.

            (c) All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery, telex, telecopier or telegram, on the date of such delivery, (ii) in the case of air courier, on the business day after the date when sent and (iii) in the case of mailing, on the third business day following such mailing.

            (d) From time to time as the Company may request, each Holder shall provide to the Company such evidence or documentation reasonably satisfactory to the Company, in its sole discretion, certified by an appropriate officer of such Holder, regarding the number of shares of Common Stock beneficially owned by such Holder and its status as an "affiliate" under the Securities Act.

      20.   Successors and Assigns.  Subject to the provisions of Section
            ----------------------
12 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

      21.   Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      22.   Headings.  The headings in this Agreement are for convenience of
            --------
reference only and shall not limit or otherwise affect the meaning hereof.

      23.   Governing Law.  This Agreement shall be governed by and
            -------------
constructed in accordance with the internal laws of the State of Missouri.

      24.   Severability.  In the event that any one or more of the
            ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      25.   Entire Agreement.  This Agreement is intended by the parties as
            ----------------
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                              CONNING CORPORATION



                              By: /s/ Leonard M. Rubenstein
                                 ---------------------------------------
                                 Name: Leonard M. Rubenstein
                                 Title: Chairman and Chief Executive Officer

                              GENERAL AMERICAN LIFE INSURANCE COMPANY



                              By: /s/ Richard A. Liddy
                                 ---------------------------------------
                                 Name: Richard A. Liddy
                                 Title: Chairman, President and Chief
                                         Executive Officer

                              GENERAL AMERICAN HOLDING COMPANY



                              By: /s/ Richard A. Liddy
                                 ---------------------------------------
                                 Name: Richard A. Liddy
                                 Title: President